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                                                                   EXHIBIT 10.43

STATE OF NORTH CAROLINA
COUNTY OF WAKE

THIS LEASE, made and entered into effective this 1st day of June, 1996, by and among CS INVESTMENTS, INC., a corporation organized and existing under the laws of North Carolina (hereinafter referred to as "Landlord"), and OPTOMETRIC EYE CARE CENTER, P.A., a professional corporation organized and existing under the laws of the State of North Carolina and CONSOLIDATED EYE CARE, INC., a corporation organized and existing under the laws of the State of North Carolina (hereinafter collectively referred to as "Tenant");

                                   WITNESSETH:

     Landlord hereby leases to Tenant and Tenant hereby takes and hires from Landlord the real property, if any, more particularly described on Exhibit A attached hereto and by this reference made a part hereof, and in consideration of which Landlord and Tenant hereby covenant and agree upon the following terms and conditions of said Lease:

     1. PREMISES - The leased premises are more particularly described on "Exhibit A" attached hereto and specifically incorporated herein by reference, together with all improvements now or hereafter located thereon (the "Premises").

     2. CONSTRUCTIONS OF IMPROVEMENTS

         A. Definitions: The following terms as used herein shall have the following meanings:

     (i) "Building shall mean a single story structure constructed substantially in accordance with the plans and specifications, attached hereto as Exhibit B and made a part hereof (hereinafter referred to as "Plans") and containing approximately 5,288 square feet of leasable area.

     (ii) "Commencement Date" shall mean the date upon which the "Improvements" are "Substantially Completed", and on which the Landlord shall deliver possession of the Premises to Tenant.

     (iii) "Improvements" shall mean the Building and all related paving, outside lighting, landscaping, utility services and other work contemplated herein.

     (iv) "Substantially Completed" shall mean the Improvements have been completed by Landlord substantially in accordance with Plans so as to permit use and occupancy of the Premises for the purpose intended by Tenant. The Premises shall not be Substantially Completed until all of the following conditions have been satisfied: (a) the Town of Cary or other appropriate governmental entity shall have issued a Certificate of Occupancy or similar certificate indicating completion, (b) the requirements of Paragraph 2 (D) shall have been met, and (c) Landlord's architect shall have furnished to Tenant a certificate to the effect that the Premises have been completed substantially in accordance with the Plans.

         B. Construction of Improvements. Landlord shall commence construction of the

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Building and Improvements and shall complete the same as soon as practicable.

     Tenant acknowledges and agrees that the Plans comprise the extent of the Landlord's obligations to construct the Improvements, and Tenant shall have no authority to authorize change orders to the Plans. To the extent that the Landlord shall consent to any change orders requested by the Tenant, any additional expense arising out of such change orders shall be borne entirely by the Tenant.

     C. Completion of Improvements. Landlord shall notify Tenant at least twenty
(20) days prior to the date that the Building will be Substantially Completed. Such notice shall state the date on which the Building will be Substantially Complete and made available for occupancy by Tenant. Tenant shall have the right to inspect the Premises prior to the date of delivery of possession and prepare in cooperation with Landlord a "Punch List" setting forth any work which is not in accordance with the Plans, and Landlord within thirty (30) days after receipt of the Punch List shall complete and/or correct all items described therein to the reasonable satisfaction of Tenant.

     D. Utility Service. Prior to Substantial Completion of the Improvements, Landlord shall have (i) obtained all easements and permits, approvals and consents of all governmental and quasi-governmental authorities and utility companies and (ii) constructed and installed conduits, wiring, lines, pipes, mains, sanitary sewer systems as necessary to furnish adequate public water, public sanitary sewer, light, heat and electricity service to the Premises in accordance with the applicable laws, government codes, ordinances, regulations and orders, and in accordance with the Plans.

     3. TERM - The term of this Lease shall be for a period of twenty (20) years commencing on the first day of the first calendar month following the Commencement Date, and ending at midnight on the last day of the 180th month thereafter.

     In the event that the Premises shall be occupied by Tenant prior to the Commencement Date, Tenant shall occupy the Premises prior to the beginning of the term hereof as a tenant at will subject to all of the conditions of this Lease inasmuch as such conditions are consistent with tenancy.

     When the Commencement Date has been ascertained, Landlord and Tenant immediately shall execute an addendum to this Lease stating the Commencement Date of the term and, if a memorandum of lease referencing this Lease shall have been recorded, such addendum shall be recorded and shall refer specifically to the memorandum of lease as recorded.

     4. EXTENDED TERMS - None.

     5. RENT - Tenant shall pay to Landlord during the term of this Lease rent in the amount of $24.29 per square foot per year, payable monthly in advance and without notice or demand therefor on or before the 1st day of each month during the term of this Lease. All rent hereunder shall be payable at the address of Landlord specified in the paragraph herein entitled "NOTICE" or at such other place as Landlord from time to time may designate. In the event that the Premises shall be occupied by Tenant prior to the Commencement Date,

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Tenant shall pay to Landlord rent as provided above on a pro-rated basis based upon the number of days so occupied by Tenant.

     In addition to the foregoing rent, which shall hereinafter be referred to as the "Base Rent", Tenant shall pay to Landlord as additional rent an amount equivalent to six percent (6%) of the Tenant's annual gross sales (as "gross sales" are hereinafter defined) in excess of $1.8 million, per year in, on or from the Leased Premises. Said additional rent hereunder shall be computed on the basis of each calendar year, any portion of a calendar year to be pro rated on a monthly basis, and shall be due and payable, without notice or demand therefor, sixty (60) days following the end of each such year during the initial term of this Lease and any extension thereof.

     Tenants shall keep complete and proper books, records, and accounts of the gross sales (as such term is used herein), both for cash and on credit for each separate department and concession at any time operated in or on the Leased Premises, such books, records, and accounts including any sales tax reports that Tenant may be required to furnish to any government or governmental agency, at all reasonable times to be open to the inspection of the Landlord, Landlord's auditor or other authorized representative or agent.

     Within sixty (60) days after the end of each calendar year during the term of this Lease, the first of which ends the 31st day of December, 1997, Tenant shall furnish to Landlord a statement to be certified as correct by Tenant or an employee or agent of Tenant authorized so to certify, which shall set forth the gross sales of each department and concession operating in or on the Leased Premises for the year just concluded, and the authorized deductions, if any, therefrom and with each statement Tenant shall pay to Landlord the amount of the percentage rental which is payable by Tenant as shown thereby. If Tenant shall at any time cause an audit of Tenant's business relative to the Leased Premises to be made by a certified public accountant, Tenant shall furnish Landlord with a copy of such audit without any cost to Landlord. Landlord, not more often than once in any calendar year, shall have the right to cause an audit of the business of Tenant to be made by a certified public accountant of Landlord's own selection; and if the statements of gross sales previously made by Tenant to Landlord shall be found to be more than three percent (3%) less than the amount of Tenant's gross sales shown by such audit, Tenant immediately shall pay the cost of such audit as well as the additional rental therein shown to be payable by Tenant to Landlord; otherwise, the cost of such audit shall be paid by Landlord. Tenant will be furnished with a copy of any such annual audit which Landlord may cause to be made.

     The acceptance by Landlord of any money paid to Landlord by Tenant as percentage rent hereunder for the Lease Premises as shown by any statement furnished by Tenant shall not be an admission of the accuracy of such statement, or of the sufficiency of the amount of such rent payment, but Landlord shall be entitled to question the sufficiency of the amount of any such rental payment or the accuracy of the statement or statements furnished by Tenant to justify the same any time within three (3)

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years after receipt of such rental payment. For the purpose of enabling Landlord to check the accuracy of any such statement or statements, and the sufficiency of any rental payments made in accordance therewith, Tenant shall for such period of three (3) years after submission to Landlord of any such statement keep safe and intact all of Tenant's records, books, accounts, and other data which in any way bear on or are required to establish in detail Tenant's gross sales and any authorized deductions therefrom as shown by any such statement, and shall on request make the same available to Landlord, Landlord's auditor, representative or agent for examination at any time during such three (3) year period.

     Percentage payment of Tenant's gross sales to Landlord shall be deemed and considered as a rental cost for the Leased premises, and it is expressly understood by the parties hereto that this provision is strict rental only, and shall in no way be considered or construed as creating the legal relationship of a partnership, as provided by North Carolina General Statute Section 59-37(4)(b), or any other relationship other than landlord and tenant, and it is further expressly understood that Landlord is in no way responsible for any losses which Tenant may sustain at any time.

     The term "gross sales" as used herein shall mean and refer to the total amount of the dollar value, exclusive of the amount of North Carolina Sales Tax or Federal Excise Tax paid or payable thereon, of all sales of merchandise and services and all revenues of every kind and character derived from, arising out of or payable on an account of the business and all business transactions conducted at or from the Leased Premises by Tenant, or by an concessionaires, licensees, assignees or sublesses of Tenant, both for cash and on credit, including all orders for merchandise or services taken or sold at or from the Leased Premises or filled or delivered from any other place or location. The amount of the dollar value of bona fide refunds or credit granted for return merchandise shall be charged as a credit in reduction of the amount of gross sales for the period in which such refund shall have been made. All credit sales shall be included in the amount of gross sales for the month of sale and no adjustment shall be made if the account is not collected.

     6. TAXES - Tenant shall be responsible for and shall pay all ad valorem taxes and assessments imposed by any lawful authority upon the Premises including all ad valorem taxes and assessments imposed by any lawful authority upon any personal property located in or upon the Premises during the term of this Lease. Such taxes and assessments shall be prorated on a calendar year basis for any period hereunder less than a full calendar year. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment.

     If Landlord's lender requires Landlord to impound ad valorem taxes on a periodic basis during the term, Tenant, on notice from Landlord indicating such requirement, shall pay to Landlord such sum towards its liability under this paragraph and on such periodic basis as may be required by Landlord's lender.

     All taxes and assessments hereunder shall be paid before any penalty or interest shall be charged thereon.

     7. UTILITIES AND SERVICES - Tenant shall be responsible for and shall pay all costs and charges for utilities and services in connection with Tenant's occupancy of the Premises, including but not


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limited to water, sewer, energy, telephone, garbage and other services. All of the foregoing utilities and services shall be instituted and obligated for in the name of Tenant, and Landlord shall have no responsibility whatsoever for furnishing or cost of same.

     8. MAINTENANCE, REPAIR AND RENOVATION - Tenant, at the sole cost and expense of Tenant, at all times during the term hereof shall operate, keep and maintain the Premises, including but not limited to the grounds, roof, interior walls, interior and exterior doors, windows, plate glass, plumbing, electrical, heating, air conditioning and other interior and exterior elements of the Premises, in good order, condition and repair.

     All repairs and replacements shall be of a quality and class at least equal to the quality and class of the Premises at the time of entry by Tenant.

     Further, Tenant, at the sole cost and expense of Tenant, shall have the right to make renovations, additions and improvements of or to the Premises at any time and from time to time in accordance with plans and specifications submitted to and approved in writing by Landlord, which approval Landlord agrees not to withhold unreasonably. Any and all repairs, replacements, renovations, additions or improvements of or to the Premises which shall be affixed to or become a part of the Premises shall remain to be surrendered as part of the Premises, without cost to Landlord, at the expiration or sooner termination of this Lease; provided, however, that at any time prior to the expiration or sooner termination of this Lease, Tenant may remove such trade fixtures installed by Tenant as may be affixed to the Premises provided that such removal can be effected without materially damaging the Premises.

     Upon the expiration or sooner termination of this Lease and surrender of the Premises by Tenant to Landlord, the Premises shall be in as good a condition as same are in as of the time of entry by Tenant, excepting only deterioration caused by ordinary wear and tear.

     9. CASUALTY INSURANCE - Tenant, at the sole cost and expense of Tenant, shall keep the Premises insured to the extent of not less than 100% of the replacement cost of all improvements upon the Premises against loss or damage by fire, with extended coverage. Each insurance policy effecting such coverage shall designate the Landlord, Landlord's mortgage, if any, and Tenant as insureds as their respective interests may appear, and shall contain a clause that the insurer will not cancel or modify the insurance coverage without first giving Landlord a minimum of thirty (30) days' advance written notice by certified mail. Further, each such policy shall be carried with a reputable insurance company authorized to do business in North Carolina and approved by Landlord, and a copy of each such policy or certificate of insurance shall be provided to Landlord together with evidence of the timely payment of all premiums. In the event Tenant at any time shall fail to maintain such insurance or shall fail to pay any and all premiums therefor, Landlord shall have the right and option to effect such insurance and pay any and all premiums therefor, and, in the event of any such payment, Tenant, on the rental date next succeeding the date on which such payment shall have been made, shall pay to


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Landlord a sum equal to the amount which was so paid for such insurance premiums, it being expressly understood that Landlord shall have no obligation whatsoever hereunder to effect such insurance or to make such premium payments to cure the default of Tenant.

     If Landlord's lender requires Landlord to impound insurance premiums on a periodic basis during the term, Tenant, on notice from Landlord indicating such requirement, shall pay to Landlord such sum toward its liability under this paragraph and on such periodic basis as may be required by Landlord's lender.

     10. CROSS-WAIVER OF SUBROGATION - Landlord hereby releases Tenant and Tenant hereby releases Landlord to the extent of their respective casualty insurance coverage, from any liability for loss or damage to the Premises caused by fire or any of the extended coverage casualties included in their respective insurance policies, even if such fire or other casualty should be brought about by the fault or negligence of the other party, of such party's agents or employees. Landlord and Tenant shall each cause an endorsement (commonly known as a "waiver of subrogation" endorsement) to be attached to their casualty insurance policies which endorsement shall contain the following wording:

     This insurance shall not be invalidated should the insured waive in writing prior to a loss or any or all right of recovery against any party for loss occurring to the property described herein.

     11. LIABILITY INSURANCE - Tenant, at the sole cost and expense of Tenant, shall maintain for the benefit of Landlord and Tenant, general liability insurance protecting Landlord and Tenant against any claim or claims for damage arising by reason of injury, death or damage occasioned in, upon or adjacent to the Premises, such insurance to protect Landlord and Tenant jointly and severally to the limit of $1,000,000.00 for injury to or death of any one (1) or more persons by the same accident and to the limit of $2,000,000.00 for damage to property of other persons. Each policy effecting such coverage shall designate Landlord, Landlord's mortgagee, if any, and Tenant as insureds as their respective interests may appear, and shall contain a clause that the insurer will not cancel or modify the insurance coverage without first giving Landlord a minimum of thirty (30) days' advance written notice by certified mail. Further, each such policy shall be carried with a reputable insurance company authorized to do business in North Carolina and approved by Landlord, and a copy of each such policy or a certificate of insurance shall be provided to Landlord together with evidence of the timely payment of all premiums. In the event Tenant at any time shall fail to maintain such insurance or shall fail to pay any and all premiums therefor, Landlord shall have the right and option to effect such insurance and pay any and all premiums therefor; and, in the event of any such payment, Tenant, on the rental date next succeeding the date on which such payment shall have been made, shall pay to Landlord a sum equal to the amount which was so paid for such insurance premiums, it being expressly understood that Landlord shall have no obligation whatsoever hereunder to effect such insurance or to make such premium payments to cure the default of Tenant.

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     If Landlord's lender requires Landlord to impound insurance premiums on a periodic basis during the term, Tenant, on notice from Landlord indicating such requirement, shall pay to Landlord such sum toward its liability under this paragraph and on such periodic basis as may be required by Landlord's lender.

     12. OTHER INSURANCE - Tenant, at the sole cost and expense of Tenant, shall maintain such other insurance as may be required by law or as Tenant may deem necessary for the use and purposes of Tenant, including, if applicable, workers' compensation insurance.

     13. RESTRICTIVE COVENANTS - The Premises being leased are conveyed subject to the restrictive covenants of record, if any, and Landlord and Tenant hereby agree to abide by any and all restrictions, conditions, easements and covenants contained in the aforesaid restrictive covenants.

     14. USE - Tenant may use the Premises only for an optometric center and for such other lawful purpose or purposes as Landlord from time to time may approve in writing, such approval not to be withheld unreasonably.

     Tenant at all times shall comply fully with all federal, state and local laws, rules, regulations, orders and requirements relating to health, safety or the environment, including without limitation those relating to ambient air, surface and ground water, surface and subsurface soils and other natural resources and those relating to the manufacture, processing, distribution, use, treatment, storage, handling, transportation, release, disposal or importing and exporting of hazardous substances, hazardous wastes, pollutants, contaminants, toxic substances, asbestos, oil, other petroleum or chemical, biological or radioactive substances, and shall not permit to exist on the Premises any hazardous substance, hazardous waste, pollutant, contaminant, toxic substance, asbestos, oil, other petroleum or chemical, biological or radioactive substance which is subject to regulation under any such law, rule, regulation, order or requirement or storage tank used for the storage thereof, whether above-ground or underground, except such as may be consented to in writing by Landlord prior thereto.

     Tenant shall maintain the Premises in a clean, orderly and neat condition at all times, and shall not permit, allow or cause the adoption or use of any devices or practices on or about the Premises that would tend to detract from or impair the dignity of the Premises or otherwise create a nuisance. Landlord acknowledges and agrees that the Tenant's intended use of the Premises as provided in this section does not in and of itself detract from or impair the dignity of the Premises or otherwise create a nuisance. Further, Tenant shall not permit, allow or cause any act or deed to be performed or any practice to be adopted or followed on or about the Premises that shall cause or be likely to cause injury or damage to any person or to the Premises.

     Tenant shall hold harmless Landlord from and against any and all loss, cost, claim, damage, liability, or expense, including reasonable attorney fees, incurred by Landlord arising from any use of the Premises in violation of the terms hereof or failure to maintain the Premises as herein provided, and the obligations of Tenant hereunder shall survive the expiration or sooner termination of this Lease.

     15. PERMITS AND LICENSES - Tenant shall be responsible for obtaining and maintaining

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all licenses, permits and governmental authorizations necessary or desirable for
Tenant's use of the Premises.

     16. ASSIGNMENT AND SUBLETTING - Tenant shall not assign or sublet the Premises or any portion thereof without Landlord's prior written approval, which approval Landlord agrees not to withhold unreasonably, due consideration to be given to the identify, character and financial stability of the proposed assignee or sublessee and to the proposed use of Premises by such proposed assignee or sublessee. In the event Tenant assigns or sublets the Premises or any portion thereof, Tenant shall remain bound, obligated and liable to Landlord for all payments due hereunder and for the performance of all covenants and conditions of this Lease.

     17. INVOLUNTARY ASSIGNMENT - No interest of Tenant in this Lease shall be assignable by operation of law. Each of the following acts shall be considered an involuntary assignment:

         (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

         (b) If a writ of attachment or execution is levied on this Lease; and;

         (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

     An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

     18. DAMAGE OR DESTRUCTION - If the Premises shall be so damaged or destroyed by fire, the elements, or other casualty so as to render the Premises unfit for tenancy for the use and purposes of Tenant as determined by Landlord, Landlord shall have the option of terminating this Lease or abating the rent for a reasonable period of time and restoring the Premises as nearly as possible to the condition the same were in immediately prior to such damage or destruction.

     In the event of any lesser damage or destruction, Landlord shall have the obligation to repair, replace or restore the Premises or any portion thereof following any such damage or destruction only to the extent of insurance proceeds actually received. In no event shall the rent payable under the terms of this Lease abate in whole or in part as a result of any such damage or destruction.

     19. CONDEMNATION - If the whole or such part of the Premises shall be appropriated and taken by virtue of any condemnation proceeding for any public or quasi-public use or purpose so as to render the remaining portion unfit for tenancy for the uses and purposes of Tenant, then this Lease immediately shall terminate on the date possession thereof shall be obtained by the condemning authority and Landlord shall refund to Tenant any rent prepaid by Tenant hereunder.

     In the event of any lesser appropriation by any condemning authority, effective the date possession of the Premises shall be acquired by the condemning authority the rent payable hereunder shall be


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adjusted equitably on the basis of the effect that such taking shall have on
Tenant's reasonable use of the Premises. If the adjustment of rent cannot be agreed upon by Landlord and Tenant, the matter shall be submitted and determined by arbitration pursuant to the arbitration provisions of the North Carolina General Statutes.

     All damages awarded for the acquisition or condemnation of the Premises, or any part thereof, shall become the sole and absolute property of Landlord, regardless of whether such damages are awarded as compensation for the diminution in value of the leasehold or for the loss of the fee. Tenant, however, shall be entitled to that portion of the award, if any, that expressly is stated to have been given to Tenant for the loss of business and the loss of value to and the cost of removal of any stock, furniture, fixtures and equipment owned by Tenant.

     20. DEFAULT - In the event of failure by Tenant to pay any rent hereunder within ten (10) days from when due or upon failure of Tenant to commence to cure any other default of Tenant in any of the other terms or conditions of this Lease to be observed or performed by Tenant within 30 days after notice thereof and thereafter to proceed diligently to cure such default, Landlord, without excluding any other rights and remedies that Landlord may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without resort to legal process and without Landlord's being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. If Landlord shall elect to re-enter the Premises as herein provided or if Landlord shall take possession of the Premises pursuant to legal proceedings, Landlord either may terminate this Lease or from time to time without terminating this Lease may make such alterations to and repairs of the Premises as Landlord may deem necessary in order to relet the Premises, and may relet the Premises for such term or terms and at such rent or rents and upon such other conditions and provisions as Landlord may deem advisable. In the event of any such reletting or relettings, all rents received by Landlord shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost or expense of such reletting, including the expense of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, to payment of future rent due and unpaid hereunder. If any such reletting shall yield rent insufficient to pay the rent due by Tenant hereunder for any period, Tenant shall be liable to Landlord for the deficiency and shall pay same as it becomes due. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such intention shall be given by Landlord to Tenant at the time of such re-entry. Notwithstanding any such re-entry and reletting without termination, Landlord at any time thereafter may elect to terminate this Lease for such previous breach. In the event of any such termination, Landlord may recover from Tenant damages incurred by reason of such breach, including attorney fees and other costs involved in obtaining possession of the Premises and in enforcing the rights and remedies of Landlord hereunder, together with the difference in value between the rent provided hereunder for the remainder of the term and the reasonable rental value of the Premises for the remainder of the term. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act which originally would have constituted a breach or violation of the terms hereof from having all of the force and effect of an original violation. The receipt of rent by Landlord with knowledge of the breach of any covenant or condition of this Lease by Tenant shall not be deemed a waiver of such breach. Landlord and Tenant agree that the written notice limitation as provided in this paragraph shall not be applicable to any default that results in an emergency requiring prompt action by Landlord.

     21. ADDITIONAL REMEDIES - Landlord shall be entitled to enjoin any breach by Tenant of any covenant or condition hereunder and may invoke any right or remedy allowed by law or in equity or by statute or otherwise without being restricted to those remedies provided for in this lease; and each right and remedy provided for in this Lease shall be cumulative, and not alternative, and may be exercised in addition to every other right or remedy provided for in this Lease or now hereafter existing at law or in equity by any statute or otherwise, and the exercise of any right or the pursuit of any remedy by Landlord shall not preclude the simultaneous or later exercise or pursuit by Landlord of any other right or remedy.

     22. QUIET ENJOYMENT - Landlord warrants and represents to Tenant that Landlord has full right and power to execute this Lease and that Tenant, upon payment of the rent and performance of the terms and conditions contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

     23. EXAMINATION - Tenant shall examine the Premises before taking possession, and except as reflected in the Tenant's "Punch List" as described in
Section 2(C) above, the entry by Tenant into possession shall constitute conclusive evidence that as of the date thereof the Premises were in good order and satisfactory condition.

     24. EXCULPATION AND INDEMNIFICATION - Landlord shall not be liable for and Tenant shall indemnify and hold harmless Landlord from and against any and all loss, cost, claim, damage or expense of any kind, including attorney's fees, threatened against or incurred by Landlord and arising from any personal injury, property damage or other matter of any kind arising out of Tenant's use or occupancy of the Premises, including damage to Tenant or Tenant's property.

     25. SECURITY DEPOSIT - None.

     26. RIGHT OF ENTRY - Upon advance notice which is reasonable under the circumstances, Landlord shall have the right to enter the Premises during all reasonable hours in order to examine same and to insure that all maintenance, repair or replacement required of Tenant hereunder is effected properly. Entry hereunder by Landlord, Landlord's agents, servants, employees and invitees shall not constitute an eviction or deprivation of any right conferred upon Tenant hereunder.

     27. NOTICE - Any notice between Landlord and Tenant hereunder shall be in writing and shall not be effective, any law or statute to the contrary notwithstanding, unless the same shall be hand-delivered or forwarded by the United States Postal Service, registered or certified, with return receipt requested, to the party being notified at the address hereinafter specified.

     Any such notice given by United States Postal Service shall be deemed given and sufficient upon receipt, refusal or nondelivery after five days if addressed to:

        Landlord:  CS Investments, Inc.
                   104 Headlands Lane
                   Cary, NC 27511

        Tenant:    Optometric Eye Care Center, PA
                   720 S.E. Maynard Road
                   Cary, NC 27511

                   Consolidated Eye Care, Inc.
                   112 Zebulon Court
                   Rocky Mount, NC 27804

The addresses hereinabove set forth may be changed from time to time by notice as provided herein. Notice by Landlord to one Tenant shall be deemed to be notice to be both Tenants, and each Tenant hereby irrevocably appoints the other Tenant as an agent for the Tenant for the purpose of accepting notice under this Lease.

     28 SUBORDINATION - This Lease is subject to and subordinate to all security interests, liens, mortgages and deeds of trust which now or hereafter may affect the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant shall execute promptly any certificate or other form of instrument in confirmation of such subordination that Landlord from time to time may request. Landlord shall obtain a subordination and attornment agreement from each such holder of a security interest, mortgage or deed of trust acknowledging the Tenant's rights under this Lease.

     29. LIABILITY OF TENANTS - Each Tenant under this Lease shall be jointly and severally liable for all obligations of the Tenant under this Lease. Landlord shall have the option to pursue any remedy and compromise any liability of Tenant as against either or both Tenants without prejudice of its rights to pursue any remedy and compromise any liability against the other Tenant. This Lease does not address any matter regarding the rights and obligations between the Tenants.

     30. IDENTITY OF INTERESTS - The execution of this Lease or the performance of any act or acts pursuant to the provisions hereof shall not be deemed to have the effect of creating between Landlord and Tenant any relationship of principal and agent, partnership, or relationship other than that of Landlord and Tenant.

     31. SEVERABILITY - In the event that any term or condition of this Lease or the application thereof to any circumstance or situation shall be invalid or unenforceable in whole or in part, the remainder thereof and the application of said term or condition to any other circumstance or situation shall not be affected thereby, and each term and condition of this Lease shall be valid and enforceable to the full extent permitted by law.

     32. PARAGRAPH HEADINGS - The paragraph headings used in this Lease are for convenience of reference only and shall not be considered terms of this Lease.

     33. GRAMMATICAL USAGE - Throughout this Lease, references to the neuter gender shall be deemed to include the masculine and feminine, the singular the plural, and the plural the singular as indicated by the context in which used.

     34. GOVERNING LAW - This Lease shall be performed in the State of North Carolina and Landlord and Tenant agree, notwithstanding the principles of conflicts of law, that the internal laws of the State of North Carolina shall govern and control the validity, interpretation, performance and enforcement of this Lease.

     35. MANDATORY ARBITRATION - Any controversy or claim between or among the Landlord, Tenant and Guarantor, in whatever capacity, including, but not limited to, those arising out of or relating to this Lease or any related agreements or instruments and any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and as provided herein. In the event of any inconsistency, the provisions contained herein shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

     The arbitration shall be conducted in Wake County, North Carolina and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within (90) days of the demand for arbitration. The arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

     Nothing in this Lease shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Lease; or (ii) limit the right of any party (A) to exercise self help remedies (B) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief. Any party hereto may exercise such self help rights or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Lease. Neither the exercise of self help remedies nor the institution or maintenance of an action for provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     36. ENTIRE AGREEMENT - This Lease contains the entire agreement and understanding between Landlord and Tenant, and there are no oral understandings, terms or conditions, and neither Landlord nor Tenant has relied upon any representation, express or implied, not contained herein. All prior negotiations, understandings, terms and conditions are merged in this Lease.

     37. MODIFICATION - This Lease may not be changed or modified orally, but only by an agreement in writing signed by the party against whom enforcement or waiver, change, modification or discharge is sought.

     38. DUPLICATE ORIGINALS - This Lease is executed in duplicate originals; and both Landlord and Tenant acknowledge receipt of one such original, agree that the duplicate originals hereof are identical, and further agree that either original shall be admissible in any proceeding, legal or otherwise, without the production of the other such original.

     39. MEMORANDUM OF LEASE - Either Landlord or Tenant may cause this Lease to be recorded, and a memorandum of lease in the usual short form shall be utilized for recording.

     In the event of termination of this Lease prior to the date of termination indicated in the memorandum of lease, Tenant shall make, execute and deliver to Landlord immediately upon request therefor an instrument in proper form for recordation in the office where the aforesaid memorandum of lease is recorded evidencing such termination. In the even that Tenant shall not make, execute and deliver such instrument to Landlord, Tenant shall be responsible for and hereby agrees to pay to Landlord the reasonable costs and attorney fees incurred by Landlord in taking such legal action as Landlord may determine necessary to obtain confirmation of record by judicial action or otherwise of the termination of such lease as well as in enforcing collection of such costs and fees.

     40. ADDITIONAL INSTRUMENTS - Landlord and Tenant shall execute and deliver any instruments necessary to carry out any agreement, term, condition or assurance in this Lease whenever the occasion shall arise and the request for such instrument shall be made.

     IN TESTIMONY WHEREOF, Landlord and Tenant have executed this instrument under seal, all effective the day and year first above written.

        LANDLORD:                            CS INVESTMENTS, INC.


                                             By:  /s/ Don R. Cloninger
                                                --------------------------------
                                             Name:  Don R. Cloninger
                                                  ------------------------------
                                             Title:  President

Attest:

/s/ Stuart L. Samuels
-------------------------------------
Name:  Stuart L. Samuels
     --------------------------------
Title: Secretary
      -------------------------------

[CORPORATE SEAL]

STATE OF NORTH CAROLINA
COUNTY OF WAKE

     I, Judy M. Crumpler, a Notary Public in and for said County and State, do hereby certify that Stuart L. Samuels personally came before me this day and acknowledged that he is _________________ Secretary of CS Investments, Inc., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________________ President, sealed with its corporate seal, and attested by herself/himself as its ___________ Secretary.

     WITNESS my hand and notarial seal, this the 12th day of June, 1996.



                                                     /s/ Judy M. Crumpler
                                                 -------------------------------
                                                           Notary Public


My Commission Expires

March 22, 1997
--------------------------

                                       TENANT: OPTOMETRIC EYE CARE CENTER, P.A.

                                       By: /s/ D. Blair Harrold
                                          --------------------------------------
                                       Name: D. Blair Harrold
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------


Attest:

/s/ Allan Barker
--------------------------------
Name: Allan Barker
     ---------------------------
Title: Secretary, Officer
      --------------------------


[CORPORATE SEAL]

STATE OF NORTH CAROLINA
COUNTY OF WAKE

     I, Judy M. Crumpler, a Notary Public in and for said County and State, do hereby certify that Allan Barker personally came before me this day and acknowledged that he is _________________ Secretary of Optometric Eye Care Center, P.A. a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________________ President, sealed with its corporate seal, and attested by herself/himself as its ___________ Secretary.

     WITNESS my hand and notarial seal, this the 12th day of June, 1996.


                                                     /s/ Judy M. Crumpler
                                                  ------------------------------
                                                          Notary Public


My Commission Expires

March 22, 1997
--------------------------
[OFFICIAL SEAL]

                                          TENANT:  CONSOLIDATED EYE CARE, INC.

                                          By: /s/ Allan L. Barker
                                             -----------------------------------
                                          Name: Allan L. Barker
                                               ---------------------------------
                                          Title: President, CEO
                                                --------------------------------



Attest:

/s/ D. Blair Harrold
--------------------------------
Name: D. Blair Harrold
     ---------------------------
Title: Secretary
      --------------------------

[CORPORATE SEAL]

STATE OF NORTH CAROLINA
COUNTY OF WAKE

     I, Judy M. Crumpler, a Notary Public in and for said County and State, do hereby certify that D. Blair Harrold personally came before me this day and acknowledged that he is _________________ Secretary of Consolidated Eye Care, Inc. a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________________ President, sealed with its corporate seal, and attested by herself/himself as its ___________ Secretary.

     WITNESS my hand and notarial seal, this the 12th day of June, 1996.



                                                       /s/ Judy M. Crumpler
                                                   -----------------------------
                                                           Notary Public

My Commission Expires

March 22, 1997
--------------------------
[OFFICIAL SEAL]